                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                                                 [ X ]
Filed by a Party other than the Registrant                              [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[   ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[ X ]     Soliciting Material Pursuant to Section 240.14a-l2

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

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          2)   Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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YOUR VOTE ON UPCOMING PROXIES IS IMPORTANT

Soon,  you will receive one or more proxy  statements  requesting  your votes on proposals  affecting  your fund(s).  Because your votes do count,  prompt voting will ensure you won't receive  reminders from us. You can vote online, by phone, fax or mail starting the day you receive the information. CONTACT US if you have questions.

The  American  Century  Funds have filed  proxy  statements  and other  relevant documents with the U.S. Securities and Exchange Commission (SEC).  Investors are
urged to read  these  documents  because  they  contain  important  information, including  information  about the  participants  in the  solicitation  and their interests.  You can obtain  these  documents  free of charge at the SEC Web site
(WWW.SEC.GOV).  In addition, the proxy statements filed with the SEC by American
Century will be available free of charge by calling  1-877-256-6083  after April
16, 2007.